Exhibit 32

CERTIFICATION UNDER

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Alphatec Holdings, Inc. (the “Company”) on Form 10-Q for the quarterly period ended March 31, 2023, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Patrick S. Miles, Chairman and Chief Executive Officer, certify, to my knowledge, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.
The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
2.
The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:	May 4, 2023	/s/ Patrick S. Miles
Patrick S. Miles
Chairman and Chief Executive Officer
(principal executive officer of the Company)

In connection with the Quarterly Report of Alphatec Holdings, Inc. (the “Company”) on Form 10-Q for the quarterly period ended March 31, 2023, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, J. Todd Koning, Chief Financial Officer, certify, to my knowledge, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.
The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
2.
The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:	May 4, 2023	/s/ J. Todd Koning
J. Todd Koning
Executive Vice President and Chief Financial Officer
(principal financial and accounting officer of the Company)